EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------
In re:                                   Chapter 11

SIGNAL APPAREL COMPANY, INC.                Case No. 00-B-14462 (REG)
SOCCER HOLDINGS, INC                        Case No. 00-B-14463 (REG)

                                            Jointly Administered
           Debtors
------------------------------

OPERATING STATEMENT FOR THE
PERIOD FROM FEBRUARY 1, 2001 TO FEBRUARY 28, 2001


DEBTOR'S ADDRESS:
         34 ENGLEHARD DRIVE
         AVENEL, NJ 07001

                                         DISBURSEMENTS FOR 2/1-2/28/01:
                                            $  443,634

DEBTOR'S ATTORNEY:
         ANGEL & FRANKEL, PC
         460 Park Avenue
         New York, NY 10022

                                         OPERATING LOSS FOR 2/1 - 2/28/01:
                                            $1,054,349

REPORT PREPARER:
     Gerald R. Mohamed Jr.

     The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

                                                    /s/ Robert Powell
DATE:  May 23, 2001                        _____________________________________
                                           Robert Powell, VP & General Counsel


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Signal Apparel Company, Inc. ("Signal") is engaged in the sales and marketing, of apparel within the following product lines; screenprinted and embroidered knit and woven activewear for men and boys, and screenprinted and embroided ladies' and girls' activewear, bodywear and swimwear. Signal outsources all of its manufacturing and embellishment processes to third parties domestic and abroad. Soccer Holdings, Inc. ("Holdings") is its wholly owned subsidiary. On September 22, 2000, Signal and Holdings, each filed petition for relief under Chapter 11 of the federal bankruptcy laws. The following financial statements (balance sheet, statement of operations and cash flows) are presented as of February 28, 2001. These statements do not reflect any interest on any pre-petition debt.


                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                                  Balance Sheet
                                February 28, 2001
                                     (000's)


                                     ASSETS

Cash                                                                       52
Net Accounts Receivable                                                   147
Notes Receivable                                                           74
Net Inventories                                                         2,163
Prepaid Assets                                                            149
                                                                     --------
     Total Current Assets                                               2,586

Net Fixed Assets                                                          400
Net Goodwill                                                           24,062
Other Assets                                                              772
                                                                     --------
Total Assets                                                           27,820
                                                                     ========




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                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                                  Balance Sheet
                                February 28, 2001
                                     (000's)


LIABILITIES & SHAREHOLDERS EQUITY
Liabilities Not Subject to Compromise:
Accounts Payable                                                          (70)
GMAC CC Debt (Post-Petition) (a)                                         (191)
                                                                   ----------
                 Sub-Total                                               (261)

Liabilities Subject to Compromise:
Current Liabilities:
Accounts payable & Accrued Liabilities                                (15,691)
GMAC CC Debt (Pre-Petition) (a) (b)                                   (45,122)
Other Liabilities                                                    (102,025)
                                                                   ----------
                 Sub-Total                                           (162,838)

            Total Current Liabilities                                (163,099)

Shareholders' Deficit:
Preferred Stock                                                       (54,287)
Common Stock                                                             (535)
Additional Paid in Capital                                           (191,263)
Retained Deficit (b)                                                  380,248
                                                                   ----------
                                                                      134,163

Less:  Treasury Shares                                                  1,117
                                                                   ----------

Total Shareholders Deficit                                            135,280
                                                                   ----------

Total Liabilities & Shareholders Deficit                              (27,820)
                                                                   ==========


(a) Amounts owing to GMAC CC do not reflect items not charged to the loan balance at this time (e.g. open Letters of Credit). These amounts will be shown when charged.

(b) The cumulative interest on pre-petition debt as of February 28, 2001 was $2,257k.


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                          Signal Apparel Company, Inc.
                             (Debtor in Possession)
                        Post-Petition Operating Statement
                                February 28, 2001



                                                                      Total
                                                                 ------------
Gross Sales                                                           523,089
Sales Returns & Allowances                                           (101,853)
                                                                 ------------

Net Sales                                                             421,236
Cost of Sales                                                      (1,053,943)
                                                                 ------------
Gross Profit before Royalties                                        (632,707)

Royalty Expense                                                       (27,438)
                                                                 ------------
Gross Margin                                                         (660,145)

S, G & A                                                             (227,706)
                                                                 ------------

EBITDA                                                               (887,851)

Depreciation & Amortization                                          (167,436)
Interest (Expense)/Income-Post
                                                                          938
Misc Income                                                              --
                                                                 ------------

Profit/(Loss) Before Dividend                                      (1,054,349)

Preferred Dividend                                                       --
                                                                 ------------
Net Profit/(Loss)                                                  (1,054,349)



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                          SIGNAL APPAREL COMPANY, INC.
                             (Debtor in Possession)
                        For the period 2/01/01 to 2/28/01


                  CONSOLIDATED STATEMENT OF FEDERAL, STATE AND
                LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD


                                                                        Amount
                                                                      --------
Gross wages and salaries paid or incurred                               46,797

Payroll taxes withheld                                                  12,809

Employer payroll tax contributions                                       4,653


Payments of payroll taxes withheld and employer tax contributions:

          Payee                               Date                     Amount
    -------------------------            --------------              ---------
    Federal Reserve Bank                 Feb 7,14,21,28              14,485.22
    Federal Unemployment Tax                                            159.19

    State Taxes:
         NJ                              Feb 7,14,21,28                 971.44
         NY                              Feb 7,14,21,28                 446.76

    Local Taxes:
         NYC                             Feb 7,14,21,28                 146.12

    SUI/SDI:
         NJ                              Feb 7,14,21,28                 998.71
         NY                              Feb 7,14,21,28                   0.00
         TN                              Feb 7,14,21,28                 253.84
                                                                     ---------

                                                                     17,461.26





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                          SIGNAL APPAREL COMPANY, INC.
                             (Debtor in Possession)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        For the period 2/1/01 to 2/28/01


Operating Activities:
   Net Loss                                                          (1,054,349)
Adjustments to reconcile net loss to
     net cash used in operating activities:
       Depreciation and amortization                                    167,436
       Non-cash interest charges                                           --
Changes in operating assets and liabilities:
       Receivables                                                      175,959
       Inventories                                                      899,506
       Prepaid expenses and other current
         assets                                                            --
       Other assets                                                     131,122
       Accounts payable and accrued
         liabilities                                                     24,082
                                                                   ------------
           Net cash provided by operating
              activities                                                343,756

Investing activities:
       Purchases of property, plant and equipment                          --
       Proceeds from sale of property, plant and
         equipment                                                         --
                                                                   ------------
           Net Cash provided by investing activities                          0
                                                                   ------------

Financing activities:
       Net (decrease) increase in revolving advance
         account and term loan borrowings                              (317,429)
       Net (decrease) increase in other loan term borrowings               --
       Principal payments on other long term borrowings                    --

                                                                   ------------
           Net cash provided by financing activities                   (317,429)
                                                                   ------------

Net (decrease) increase in cash and cash equivalents                     26,327
Cash and cash equivalents, at the beginning of the period                25,471
                                                                   ------------
Cash and cash equivalents, at the end of the period                      51,798
                                                                   ============